Exhibit 99.1

Simulations Plus, Inc.
(NASDAQ:SLP)
Fourth Quarter and Fiscal Year 2011
Conference Call and Webinar
December 1, 2011

 With the exception of historical information, the matters discussed in this presentation are forward-looking statements that involve a number of risks and uncertainties. The actual results of the Company could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity. Further information on the
 Company’s risk factors is contained in the Company’s quarterly and annual reports and filed with the Securities and Exchange Commission.

Safe Harbor Statement

- **Pharmaceutical segment sales up 7.0%** to $1.43 million - **Record** 4th quarter

- **Pharmaceutical segment sales up 14.7%** to $8.74 million from $7.62 million

Revenue Distribution (FY11)
25.4%
74.6%
Words+
Pharma

simulations plus, inc.

• 4Q11 compared to 4Q10:
 – 16th consecutive profitable quarter (38 of last 40 were profitable)
 – 4Q11 sales lower 3.9% to $2.12 million from $2.21 million
 – Words+ subsidiary sales down 20.5%
 – Net Income down 46.3% to $0.186 million from $0.345 million
 – Diluted earnings per share down 44.4% to $0.01 from $0.02
• FY11 compared to FY10:
 – Sales up 9.4% to Record $11.72 MM from $10.71 MM in FY10
 – Words+ subsidiary sales down 3.6% to $2.98 million from $3.09 million
 – Net Income up 25.9% to $2.71 million from $2.16 million
 – Diluted earnings per share up 29.3% to $0.17 from $0.13
• Strong balance sheet:
 – Cash $10.2 MM at 8/31/11, after using $2.07 million cash to repurchase shares during FY11. (Cash today = $12.3 million after closing sale of Words+ yesterday)
 – Shareholders’ equity up 7.6% to $14.0 million from $13.0 million at 9/1/10
 – Equity per share up 9.4% to $0.90 from $0.82 at 9/1/10
 – No debt
SLP 4Q11 Highlights
Three months and fiscal year ended 8/31/11

$ millions
$4
$3
$2
$1
$0
$2.1
$2.1
$2.4
$2.8
$2.2
$2.5
$3.0
$3.4
$3.0
$2.7
$3.1
$3.4
$1.7
$1.8
$2.2
$2.1
Q1
Q2
Q3
Q4
2008
2009
2010
2011

simulationsplus, inc.

Consolidated Revenue

Quarterly Revenues
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$ Millions
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
Pharmaceutical
Words+

Annual Revenues
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$ Millions
$3.2
$2.7
$5.7
$3.1
$6.1
$2.9
$6.3
$2.8
$7.6
$3.1
$8.7
$3.0
2006
2007
2008
2009
2010
2011
Pharmaceutical
Words+

simulationsplus, inc.

Revenue History by Division

$3
$2
$1
$0
$1.6
$1.6
$1.8
$2.0
$1.7
$1.9
$2.2
$2.6
$2.3
$2.1
$2.4
$2.6
$1.2
$1.3
$1.7
$1.5
Q1
Q2
Q3
Q4
2008
2009
2010
2011

simulationsplus, inc.

Gross Margin (consolidated)
75.6%
78.9%
78.8%
70.4%
73.8%
74.4%
80.0%
67.9%
75.0%
76.3%
77.6%
75.6%
73.6%
77.6%
76.3%
73.0%

$1.50
$1.00
$0.50
$0.00
$0.5 $0.5 $0.7 $0.8
$0.7 $0.6 $1.0 $1.4
$1.2 $0.9 $1.1 $1.4
$0.1 $0.1 $0.4 $0.2
Q1
Q2
Q3
Q4
2008 2009 2010 2011
simulationsplus, inc.

Income Before Taxes (consolidated)

1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
(200,000)
(400,000)
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Words+
Simulations Plus

simulationsplus, inc.

Net Income by Division
$243K
$565K
$764K
$165K
$312K
$368K
$569K
$163K
$430K
$641K
$740K
$345K
$567K
$907K
$1.054 M
$185K

Consolidated Income Statement 4QFY11 vs 4QFY10
($ millions)
	4Q11	4Q10
Pharmaceutical software and services revenue	1.427	1.334
Words+ revenue	0.693	0.872
Consolidated revenue	2.120	2.206
Gross profit	1.547	1.667
Gross profit margin	73.0%	75.6%
SG&A	1.199	1.115
R&D	0.234	0.222
Total operating expenses	1.433	1.337
Income before income taxes	0.172	0.357
Net income	0.185	0.345
Earnings per share (diluted)	0.012	0.022

Selected Balance Sheet Items
($ millions)
	August 31, 2011	August 31, 2010
Cash and cash equivalents	$10.181	$9.631
Total current assets	13.275	12.390
Total assets	$15.867	$14.660

Total current liabilities	1.141	1.204
Total liabilities	1.830	1.615

Shareholders’ equity	14.036	13.045
Total liabilities and shareholders’ equity	15.867	14.660

• The sale of our Words+ subsidiary was closed on November
 30, 2011
• Proceeds after adjusting for changes in Net Working Capital from August 31, 2011 were $1.98 million
• This sale is expected to have the following effects:
 – Reduce our employee count to 24 from 39
 – Reduce our auditing and legal fees going forward
 – Simplify our accounting and reporting
 – Simplify our internal controls (no hardware inventory, etc.)
 – Reduce our revenues by ~$3MM/year
 – Increase in office space available at increased lease cost
 – Stronger balance sheet - increased cash and decreased total liabilities (accrued vacations for Words+ employees paid off)
 – Increase our profit margin and net earnings
 – Focus our energies and resources on growing the pharmaceutical software and services business
Sale of Words+ Subsidiary

• Going forward, Words+ will be reported as “discontinued
 operations”
• The next slides show the past financial performance of
 the pharmaceutical software and services business by
 itself to provide an indication of how the business will be reported from now on
• Adjustments to these numbers for changes in various
 expenses will be provided in pro forma financials to be
 included in an 8K filing in the next 3 working days
 – Lease costs will be going up
 – Sublease income will be generated and treated as other income
 • This will eventually be decreased as some Words+ operations move to Ohio
 • It may go away completely at some point if PRC moves remaining operations
 – Insurance and other overhead costs are expected to decrease
 – Auditing and legal costs are expected to decrease
Sale of Words+ Subsidiary

Pharmaceutical Software & Services Revenues by Quarter

$3
$2
$1
$0
$2.1
$1.7
$1.4 $1.4
$2.6
$2.2
$1.8
$1.6
$2.6
$2.3
$2.0 $2.0
$1.4
$1.3
$1.1 $1.1
Q1
Q2
Q3
Q4
2008
2009
2010
2011

simulationsplus, inc.

Annual Revenues
$ Millions
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$3.2
$5.7
$6.1
$6.3
$7.6
$8.7
2006
2007
2008
2009
2010
2011
2006 2007 2008 2009 2010 2011

simulationsplus, inc.

Pharmaceutical Software &
Services Revenues by Fiscal Year

1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Pharmaceutical

simulationsplus, inc.

Pharmaceutical Software &
Services Net Income by Quarter

$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$ Millions
$0.4
$1.3
$1.7
$2.0
$2.2
$2.6
2006
2007
2008
2009
2010
2011
2006 2007 2008 2009 2010 2011

simulationsplus, inc.

Pharmaceutical Software & Services
Net Income by Fiscal Year

Marketing and Sales Program
• Conferences/Scientific Meetings
• Training Workshops
• Posters, Presentations, and Peer-Reviewed Publications
• Strategic Digital Marketing Initiatives
• Collaborations/Consulting/Grants
 – Progressing on our 5-year collaboration with the FDA Center for Food
 Safety and Applied Nutrition to build toxicity models with ADMET
 Predictor/Modeler™ for food additives and contaminants
 – Consulting studies for both large and small companies (4 active projects)
 – Negotiating a new funded collaboration with a top 5 pharmaceutical company to further enhance our GastroPlus software product
• Fundamental industry shift continues
 – Pharma increasingly utilizing simulation software and modeling tools to increase productivity - steady stream of scientific meetings
 – Recent AAPS meeting had 20+ presentations referencing our software - several from the FDA
 – Software tools are always evolving, and as the technology advances, new capabilities attract new users
 – 58 new customers during FY11 (includes new companies and new departments within existing large customers)

GastroPlus
7

ADMET Predictor
5

MedChem Studio
2

DDDPlus
4

MedChem Designer
1
simulationsplus, inc.

simulationsplus, inc.

• Simulations Plus continues to increase its technological advantage
Ongoing Enhancements
• Version 8.0 release expected in December 2011 - major upgrade
 • Expanded drug-drug interaction to include transporters and induction
 • Expanded PDPlus™ pharmacodynamics modeling module
 • Expanded ocular delivery model
 • Expanded nasal/pulmonary delivery model
• Version 6.0 release expected in December 2011 - major upgrade
 • Prediction of sites of metabolism now available
 • Best-in-class pKa models improved and display enhanced
 • Retrained models with new atomic level descriptors -our already top-ranked property predictions were further improved
• Version 2.0 was released in April - major upgrade
 • Integration of new MedChem Designer software
 • MedChem Designer downloads/activations over 1600
 • Significant improvements in processing speed
 • Prediction of metabolite structures to be available soon
• Version 4.0 released in June
 • Virtual Trials added to show expected variances in experiments
 • FDA added more licenses during 3rd quarter
 • Customer base continues to grow

Summary
• For FY11:
 • Revenues = $11.8 million (up 9.4%)
 • Net Income = $2.71 million (up 25.9%)
 • Earnings/share = $0.17 (up 29.3%)
 • Cash = $10.2 million (up 5.7% after share repurchases of $2.07)
• Continuing to Expand our Life Sciences team:
 • To promote faster development of new products and services
 • To strengthen our marketing and sales efforts
• Simulations Plus is globally recognized as a leader in our respective market niches
 • Outstanding reputation for scientific expertise and innovation
 • Strong customer support
• Sale of Words+ strengthens Simulations Plus
 • Additional cash and reduced liabilities will strengthen balance sheet
 • Will allow focusing our energies and resources on the pharmaceutical software and services business

Q&A